AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
July 2016

For the month of July 2016, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.37% and a net return of 0.34%. Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.63% for the month.

July gross relative performance: -0.26%

Performance for periods ended July 31, 2016 (Returns for periods exceeding one year are annualized)
	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	5.13%	5.39%	4.57%	3.92%	5.42%
HIT Total Net Rate of Return	4.87%	4.94%	4.12%	3.48%	4.97%
Barclays Capital Aggregate Bond Index	5.98%	5.94%	4.23%	3.57%	5.06%
The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT’s current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

•	The HIT’s ongoing yield advantage over the Barclays Aggregate.
•	Mixed performance by agency multifamily mortgage-backed securities, with spreads on Ginnie Mae permanent loan certificates and most Fannie Mae DUS structures tightening, and FHA/Ginnie Mae multifamily construction/permanent loan certificates widening. Permanent certificates tightened by 19 basis points (bps), the benchmark Fannie Mae 10/9.5 contracted by 9 bps, while construction/permanent certificates widened by 1 basis point. The HIT had 24.0% of its portfolio invested in DUS securities across various structures at the end of July.

Negative contributions to the HIT’s performance included:

•	Performance by corporate bonds, the best performing major sector in the Barclays Aggregate – posting excess returns of 93 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 25.8% of the index as of July 31, 2016.
•	The HIT’s overweight to spread-based product as 2-, 5-, 7-, and 10-year swap spreads widened by 7, 4, 2, and 1 bps, respectively.

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AFL-CIO HOUSING INVESTMENT TRUST	July 2016 Performance Commentary

•	The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 7, 40, 79, and 106 bps, respectively. The HIT has an overweight with respect to the index in high credit quality investments. Over 95% of the HIT portfolio had a AAA profile or carried a government or government-sponsored enterprise guarantee compared to approximately 70% for the Barclays Aggregate at the end of July.

July 2016 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	0.41%	0	6.42
Agencies	0.32%	15	4.15
Single family agency MBS (RMBS)	0.20%	13	2.25
Corporates	1.46%	93	7.54
Commercial MBS (CMBS)	0.97%	81	5.53
Asset-backed securities (ABS)	-0.08%	-7	2.23

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	6/30/16	07/31/16	Change
1 Month	0.168%	0.178%	0.010%
3 Month	0.259%	0.254%	-0.005%
6 Month	0.350%	0.366%	0.015%
1 Year	0.432%	0.488%	0.056%
2 Year	0.582%	0.655%	0.074%
3 Year	0.693%	0.747%	0.054%
5 Year	1.000%	1.024%	0.024%
7 Year	1.279%	1.287%	0.008%
10 Year	1.470%	1.453%	-0.017%
30 Year	2.285%	2.183%	-0.102%

Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.

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